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                                                                    Exhibit 99.5


The Board of Directors
The MIIX Group, Incorporated
Two Princess Road
Lawrenceville, NJ  08648

Members of the Board:

                  Fox-Pitt, Kelton Inc. ("Fox-Pitt") hereby consents to the use of the Opinion of Fox-Pitt dated as of August 28, 2002 in the current report on Form 8-K dated as of August 28, 2002 of The MIIX Group, Incorporated (the "Company") as Exhibit 99.4.

                  In giving such consent, we do not admit that we come within the category of persons whose consent is required under, and we do not admit that we are "experts" for purposes of, the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                                        By:  /s/ Fox-Pitt, Kelton Inc.
                                             -----------------------------------
                                             Fox-Pitt, Kelton Inc.

New York, New York
September 12, 2002